UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

HUNTINGTON BANCSHARES INCORPORATED
 (Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 480-8300

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Huntington Bancshares Incorporated will be participating in the Barclays Capital Global Financial Services Conference on Wednesday, September 16, 2009 at the Hilton New York, New York City. Mr. Stephen D. Steinour, Chairman, President and CEO, Mr. Don Kimble, Senior Executive Vice President and CFO, and Mr. Tim Barber, Senior Vice President, Credit Risk Management, will discuss business and financial performance and strategies, and the presentation will include forward-looking statements.

The attached analyst handout includes slides that will be used in the presentation. Interested investors may also access the live audio presentation, with slides available for viewing, by visiting www.huntington-ir.com. A replay of the webcast will be archived in the investor relations section of Huntington’s website at www.huntington.com.

The analyst handout is attached as Exhibit 99.1 and is being furnished, not filed, under item 7.01 of this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1 — Barclays Capital Global Financial Services Conference analyst handout.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: September 15, 2009	By:	/s/ Donald R. Kimble
Donald R. Kimble, Sr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Barclays Capital Global Financial Services Conference analyst handout.